                                    THIRD
                         WARRANT AMENDMENT AGREEMENT


         This THIRD WARRANT AMENDMENT AGREEMENT ("Agreement"), dated as of the date set forth below, is made by and between LITHIUM TECHNOLOGY CORPORATION, a Delaware corporation ("LTC"), and the undersigned holder (the "Warrant Holder") of the warrants (the "Warrant") identified below.

                                   RECITALS

         WHEREAS, LTC and the Warrant Holder have entered into a Warrant Agreement identified below relating to the Warrant registered in the Warrant Holder's name.

         WHEREAS, LTC and the Warrant Holder have entered into two previous Warrant Amendment Agreements pursuant to which the exercise price of the Warrant was reduced to $.15, the vesting of the Warrant was accelerated and the termination date for the Warrant was extended to the earlier of the original termination date of the Warrant and the date three business days prior to the closing of the merger (the "Merger") between the Company and Ilion Technology Corporation ("Ilion") (subject to further extension if sale of the underlying warrant shares were not registered by a stated time).

         WHEREAS, LTC has been unable to file a registration statement with the United States Securities and Exchange Commission covering the underlying warrant shares.

         WHEREAS, LTC and Ilion have mutually agreed to terminate the Merger.

         WHEREAS, LTC has signed a letter of intent to consummate a business combination with GAIA Akkumulatorenwerke GmbH and a related strategic financing transaction.

         WHEREAS, the Board of Directors of LTC has approved the extension of the termination date of all outstanding LTC warrants as set forth below.

         NOW, THEREFORE, in consideration of these premises and the mutual agreements contained in this Agreement, the Warrant Holder and LTC agree as follows:

1. The following provision of the Warrant is amended and restated as follows:

         The Expiration Date of the Warrant is January 10, 2004.

2. This Agreement and any controversy which might arise herefrom will in all respects be interpreted, enforced and governed by the laws of the State of Delaware.

3. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns.

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

4. In consideration of the extension of the Expiration Date of the Warrant, the Warrant Holder hereby releases LTC and its directors, officers, employees, attorneys, agents and affiliates from any and all claims relating to the Warrant. In all other respects, the Warrant Agreement, as amended to date is affirmed in its entirety.

5. The Warrant Holder represents and warrants that it has carefully read this Agreement, understands the contents hereof and has signed this Agreement freely and voluntarily.

6. The Warrant Holder further represents and warrants that it was provided with an opportunity to retain individual counsel to review this Agreement on its behalf, and has retained, or waived the right to retain, such individual counsel.

7. The Warrant Holder acknowledges and agrees that the law firm of Gallagher, Briody & Butler has memorialized the within agreement and has provided legal advice solely to LTC with respect to this Agreement.

8. This Agreement may be amended only by a written agreement executed by or on behalf of each of the parties hereto.

9. Each party hereto represents and declares that the person executing this Agreement on its behalf is duly empowered and authorized to do so.


Dated as of:  December 28, 2001       LITHIUM TECHNOLOGY CORPORATION


                                      By:
                                         -------------------------------------
                                         David J. Cade
                                         Chairman and Chief Executive Officer


                                 WARRANT HOLDER

                                 Signature:
                                           -----------------------------------

                                 Print Name:
                                            ----------------------------------

                                 Mailing Address:
                                                 -----------------------------


                                 ---------------------------------------------


                                 ---------------------------------------------

                                 Number of Warrants Held:
                                                         ---------------------

                                 Date of Warrant:
                                                  ----------------------------

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